As filed with the Securities and Exchange Commission on March 29, 2001

================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported):   March 28, 2001
                                                            --------------



                           Darling International Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




              Delaware                000-24620             36-2495346
    ----------------------------     -----------        -------------------
    (State of Other Jurisdiction     (Commission           (IRS Employer
          of Incorporation)          File Number        Identification No.)




  251 O'Connor Ridge Blvd., Suite 300, Irving, Texas                75038
  --------------------------------------------------             ----------
       (Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code:  972.717.0300
                                                     ------------


================================================================================

Item 6.  Resignations of Registrant's Directors.

     Darling International Inc. (the "Company") is filing this Current Report on Form 8-K to report that effective March 28, 2001, David Jackson, a director of the Company resigned from and declined to stand for re-election to the Company's Board of Directors. Mr. Jackson's resignation was not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         A copy of Mr. Jackson's letter of resignation, dated Mach 29, 2001, has been filed as Exhibit 17.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

           17.1 Letter of Resignation from Mr. Jackson to the Company, dated March 29, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DARLING INTERNATIONAL INC.



Dated:  March 29, 2001                  By: /s/ John O. Muse
                                            ------------------------------------
                                            John O. Muse
                                            Executive Vice President-Finance and
                                            Administration

                                 EXHIBITS INDEX


Exhibit
Number         Description
-------        -----------

  17.1 Letter of Resignation from Mr. Jackson to the Company, dated March 29, 2001.